Annual Meeting January 17, 2013

BETTER[sm] TOGETHER

HomeTrust Bancshares, Inc.

It's just better here[sm]

Forward-Looking Statements

Certain matters in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. Forward-looking statements are not statements of historical fact, are based on certain assumptions and are generally identified by use of the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could." Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, assumptions and statements about future economic performance and projections of financial items. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements, including, but not limited to: the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; decreases in the secondary market for the sale of loans that we originate; results of examinations of us by the Office of the Comptroller of the Currency ("OCC") or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including the effect of Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules, including as a result of Basel III; our ability to attract and retain deposits; increases in premiums for deposit insurance; management's assumptions in determining the adequacy of the allowance for loan losses; our ability to control operating costs and expenses, especially new costs associated with our operation as a public company; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risks associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; statements with respect to our intentions regarding disclosure and other changes resulting from the Jumpstart Our Business Startups Act of 2012 ("JOBS Act"); changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies, the Public Company Accounting Oversight Board or the Financial Accounting Standards Board; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services; and the other risks detailed from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2012.

Strategic Operating Committee

Leader	Role	Age	Yrs in Banking	Yrs w/HTB
Ed Broadwell	Chairman & Chief Executive Officer	74	52	47
Dana Stonestreet	President & Chief Operating Officer	59	34	24
Tony VunCannon	Senior Vice President & Chief Financial Officer	48	25	20
Hunter Westbrook	Senior Vice President & Chief Banking Officer	49	25	1
Howard Sellinger	Senior Vice President & Chief Information Officer	59	37	37
Charles Abbitt	Senior Vice President & Chief Risk Officer	61	40	5
Teresa White	Senior Vice President & Chief Administration Officer	55	7 (27 in HR)	2
John Myers	Senior Vice President & Regional Manager	58	35	35
			255	**171**

HomeTrust Bank Profile

- Founded in 1926
- $1.6 billion in assets (as of 9/30/12)
- $372 million of capital (as of 9/30/12)
- 16 years of experience combining banks
- Partnership of 7 community banks
- 317 Employees
- 20 branches
- Relationship banking approach and differentiating culture
- Engaged employees who deliver *"It's Just Better Here"* every day

Partnership Culture

Partner Bank	Year Started	Years Old	YearJoined Partnership
HomeTrust Bank	1926	86 Years	-
Tryon Federal Bank	1935	77 Years	1996
Shelby Savings Bank	1905	107 Years	1998
Home Savings Bank	1909	103 Years	2005
Industrial Federal Bank	1929	83 Years	2010
Cherryville Federal Bank	1912	100 Years	2011
Rutherford County Bank	2007	5 Years	2007 - De novo

	Capital	Assets
Partnership plan crafted in 1990	$17 Million	$220 Million
At 9/30/12	$372 Million	$1.6 Billion

Partnership Growth

Yellow Bars are Partnership Years


$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$318
$585
$609
$711
$748
$901
$1,348
$1,641
$1,720
1996
1998
2000
2002
2004
2006
2008
2010
2012
Total Assets in Millions

Our Franchise Footprint



VIRGINIA
Eden
Reidsville
Greensboro
Durham
Raleigh
Winston-Salem
Clemmons
Lexington
NORTH CAROLINA
Knoxville
Weaverville
Clyde
Asheville
Waynesville
Arden
Forest City
Cherryville
Hendersonville
Tryon
Columbus
Shelby
Charlotte
Spartanburg
Greenville
SOUTH CAROLINA
81
19W
40
77
85
74
26
73
95



VIRGINIA
NORTH CAROLINA
SOUTH CAROLINA

- Markets located throughout nine counties in Western and the "Piedmont" regions of North Carolina
- Western North Carolina markets are home to a diverse number of manufacturing and technology companies
- Majority of markets are also home to private colleges and large public universities
- HomeTrust Bank serves the greater Asheville metropolitan area; home to the historic Biltmore Estate and the Blue Ridge Mountains drawing over 900,000 tourists each year

Conversion Decision Points

- Support future internal growth
- Improve our capital position
- Have greater operating flexibility
- Have the ability to offer our stock to acquire new community bank partners
- Position the bank for long-term success and stockholder value creation

Conversion Overview

Offering Information	HomeTrust Bancshares, Inc.
Transaction Structure	Standard Conversion
Book-Running Manager	Keefe, Bruyette & Woods, Inc.
Exchange	NASDAQ Global Select Market
Symbol	HTBI
Closing Date	July 10, 2012
Shares Issued	21,600,000 (Supermax)
Gross Proceeds	$211.6 Million (Supermax)
Offering Price	$10.00
Book Value Per Share (9/30/12)	$17.56
Recent Stock Price	$14.00

Capital Growth

Yellow Bars are Partnership Years



$400
$350
$300
$250
$200
$150
$100
$50
$0
$17
$23
$30
$36
$43
$52
$67
$84
$119
$141
$175
$372
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012

Total Equity Capital in Millions *

* Capital number for 2012 as of 9/30/12. All other capital numbers as of fiscal year-end (6/30)

Capital for NC Banks between $1 Billion and $4 Billion


$400
$350
$300
$250
$200
$150
$100
$50
$0
$97
$180
$196
$166
$372
$139
$167
$155
$196
$107
$252
$343
Peoples Bancorp
Piedmont Comm Holdings
Park Sterling Corp.
Fidelity BancShares
HomeTrust Bancshares
NewBridge Bancorp
Square 1 Financial
Yadkin Valley Financial
Southern Bancshares
FNB United
BNC Bancorp
First Bancorp

In millions (as of 9/30/12)
by Total Assets

Source: SNL Financial

Capital Management

Potential uses for capital:

- Invest in securities and loans
- Acquisitions
  - Strategic community bank consolidation
- Repurchase shares
- Cash dividends
- Other general corporate purposes

Financial Information

Tony VunCannon, SVP/CFO

Year-End June 30, 2012 Highlights

- Net income of $4.5 million, compared to prior year loss of $14.7 million
- Provision for loan losses of $15.6 million, down $27.2 million (64%)
- Mortgage banking income of $3.8 million, up 20%
- Repayment of $124 million in FHLB advances
- FHLB advance prepayment penalties of $2.1 million

Quarter Ended September 30, 2012 Highlights

- Net income of $1.2 million, compared to prior year income of $284,000
- Provision for loan losses of $1.5 million, down $3.8 million (72%)
- Mortgage banking income of $504,000, up 75%
- Repayment of $7.5 million in FHLB advances
- FHLB advance prepayment penalties of $1.6 million
- Successful stock conversion completed July 10, 2012

Net Income

For year ended June 30,



$15.0
$10.0
$5.0
$0.0
-$5.0
-$10.0
-$15.0
$10.6
$11.1
$3.5
$7.0
-$14.7
$4.5
$1.2
2007
2008
2009
2010
2011
2012
2013
(3 mos. ended 9/30/12)

In millions

Net Interest Income

For year ended June 30,



$60
$50
$40
$30
$20
$10
$0
$22.4
$37.2
$42.1
$45.6
$51.6
$55.7
$54.1
2007
2008
2009
2010
2011
2012
2013
Annualized in yellow

In millions

Net Interest Margin

For year ended June 30,



4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.85%
3.45%
3.32%
3.33%
3.52%
4.02%
3.79%
2007
2008
2009
2010
2011
2012
2013
(3 mos. ended 9/30/12)

Provision for Loan Losses

For year ended June 30,



$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$2.1
$3.3
$15.0
$38.6
$42.8
$15.6
$1.5
2007
2008
2009
2010
2011
2012
2013
(3 mos. ended 9/30/12)
In millions

It's just better here.

Loan Portfolio Mix

As of June 30,


$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$110
$244
$131
$412
$270
$115
$232
$140
$611
$91
2008
2012
Other
Municipal leases
Commercial real estate
Home equity
1-4 family
Construction/land/ development

In millions

Total Mortgage Loan Originations


$120
$100
$80
$60
$40
$20
$0
$87
$114
$80
$61
$72
$108
$94
$84
$94
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

In millions

Loan Fee Income



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$951
$1,286
$544
$430
$672
$1,008
$1,090
$1,076
$1,176
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

In thousands

Deposits

As of June 30,



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$282
$522
$293
$589
$359
$654
$441
$848
$527
$738
$559
$630
$583
$577
2007
2008
2009
2010
2011
2012*
09/30/12
Time Deposits
Core Deposits (checking, savings, money market)

In millions

**Excludes $227 million in stock conversion escrow account*

Capital Ratios

Bank only – As of September 30, 2012

(Excludes HTBI Capital of $100 Million)


25%
20%
15%
10%
5%
0%
14%
9%
5%
21%
15%
6%
22%
12%
10%
Tier I Capital Ratio
Tier I Risk-based Capital Ratio
Total Risk-based Capital Ratio
Regulatory "Well-Capitalized" Requirement
Additional

Asset Quality

NPAs to Total Assets

As of June 30,



6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
0.4%
0.5%
2.1%
3.9%
3.8%
4.7%
5.2%
2007
2008
2009
2010
2011
2012
9/30/12
REO
Loans

Non-performing Loans: By Type

As of June 30,


$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$46.3
$48.5
$64.2
$69.7
2010
2011
2012
09/30/12
Other
Commercial Real Estate
Home Equity
1-4 Family
Construction/land/ development

In millions

Non-performing Loans

As of last 4 Quarter-ends


$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$78.8
$30
$71.1
$31
$64.2
$28
$69.7
$34
Q2
12/31/2011
Q3
3/31/2012
Q4
6/30/2012
Q1
9/30/2012
Delinquent
Current *

In millions

**Includes loans which are current on loan payments but are classified as non-performing due to impairments or TDRs*

Net Loans Charged-off

For year ended June 30,



$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$0.2
$0.1
$3.6
$21.9
$34.4
$30.6
$0.7
2007
2008
2009
2010
2011
2012
2013
(3 mos. ended 9/30/12)
Other
Commercial Real Estate
Home Equity
1-4 Family
Construction/Land/ Development

In millions

Loan Portfolio – Change in Risk Profile

- HomeTrust Bank has not experienced loan run-off throughout the economic downturn, unlike many other institutions in the industry
- Loan composition has dramatically shifted since the 2008 peaks of construction & land/lots and construction & development loans; focus remains on growing one- to four-family loans

Loan type	6/30/2008	% of Total	9/30/2012	% of Total	Change Since 2008 Peaks	
1-4 Family	$ 411,833	34.5%	$ 611,470	50.7%	$ 199,637	48.5%
Home Equity	130,652	11.0%	139,766	11.6%	9,114	7.0%
Construction & Land/Lots	90,911	7.6%	52,150	4.3%	(38,761)	-42.6%
Consumer	2,892	0.2%	3,768	0.3%	876	30.3%
Commercial Real Estate	243,768	20.4%	231,992	19.2%	(11,776)	-4.8%
Construction & Development	179,344	15.0%	38,745	3.2%	(140,599)	-78.4%
Commercial & Industrial	23,159	1.9%	13,222	1.1%	(9,937)	-42.9%
Municipal Leases	109,912	9.2%	114,691	9.5%	4,779	4.3%
Total Gross Loans	**$ 1,192,471**	**100.0%**	**$ 1,205,804**	**100.0%**	**$ 13,333**	**1.1%**

Allowance for Loan Losses to Total Loans

As of June 30,



4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1.1%
1.1%
2.0%
3.2%
3.8%
2.9%
3.0%
2007
2008
2009
2010
2011
2012
9/30/12

Strategic Objectives

A. Grow Core Competencies

B. Build our Brand – *It's Just Better Here*

C. Organic Growth

D. Strategic Consolidation

Strategic Objectives

A. Grow Core Competencies

- Scalable Infrastructure
- Enterprise Risk Management
- Regulatory Compliance (Dodd-Frank)
  - 1913 Federal Reserve Act – 31 pages
  - 1933 Glass Steagall Act – 37 pages
  - 1994 Interstate Banking Efficiency Act – 61 pages
  - 2002 Sarbanes Oxley Act – 66 pages
  - 1999 Gramm-Leach-Bliley Act – 145 pages
  - 2010 Dodd-Frank Act – **2,319 pages**
- Preserve our Culture and Values

Strategic Objectives

B. *It's just better here.*℠

BETTER

Passionate & Enthusiastic Employees

- Making a BETTER Difference
- Building BETTER Relationships
- Adding BETTER Value
- Growing Ourselves to be BETTER

Strategic Objectives

C. Organic Growth

- Household and Businesses
- Loans and Core Deposits
- Fee Income
- Earnings

Strategic Objectives

D. Strategic Consolidation

- Key Drivers for Consolidation
  - Revenue headwinds for the industry
  - Asset quality problems
  - Regulatory/compliance requirements
  - Slow / low growth economic environment
  - Overcapacity
  - Management and board fatigue
  - Capital needs
  - 81% of banks (5,602) are $500 million or less in assets*

Source: SNL Financial
(1) Source: SNL Financial, Top tier regulatory consolidated. Data as of 5/4/2012.

Strategic Objectives

D. **Strategic Consolidation** (Continued)

- Community Bank Partner of Choice
  - Long-Term Community Bank Model
- Fill-in and Expand Footprint
- Achieve Economies of Scale
- Leverage Capital to Grow Earnings and Stockholder Value

Summary

- **HomeTrust Bancshares, Inc.**
  - 8th largest North Carolina community bank
  - Tangible Capital – $372 million
  - Positioned to capitalize on opportunities

- **Management**
  - 255 years in banking
  - 171 years with HomeTrust
  - Significant experience with bank consolidation deals
  - Significant merger integration/logistics experience
  - Our personal investment aligns our interests with stockholders
  - We are focused on long term stockholder value creation

Annual Meeting January 17, 2013

THANK YOU

BETTER[sm] TOGETHER

HomeTrust Bancshares, Inc.

It's just better here[sm]

Questions and Comments

In accordance with the **Rules of Conduct**, each stockholder or proxyholder has an opportunity to ask questions or make comments.

After you are recognized, proceed to the microphone. Please identify yourself by stating your name and whether you are a stockholder or hold the proxy for a stockholder.

Please direct all questions and comments to the Chairman/Chief Executive Officer or the President/Chief Operating Officer of the Company.